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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2000


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

             PENNSYLVANIA                                  25-0900168
     (State or other jurisdiction                      (I.R.S. Employer
           of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 5.  OTHER EVENTS

On September 12, 2000, JLK Direct Distribution Inc. (JLK), an 83 percent-owned subsidiary of Kennametal Inc. (Kennametal), issued the following news release:

         JLK EXPECTS TO RECOGNIZE SPECIAL CHARGES OF $15 - $20 MILLION
                 ASSOCIATED WITH ITS BUSINESS IMPROVEMENT PLAN

LATROBE, Pa., September 12, 2000 - JLK Direct Distribution Inc. (NYSE:JLK) today announced that it expects to recognize special charges of $15 to $20 million as part of its business improvement plan. The plan is expected to be completed during the first half of fiscal 2002. Plans will include the closing and consolidation of warehouses, satellite operations and call centers, asset writedowns and associated workforce reductions.

JLK recently announced a definitive merger agreement for Kennametal Inc. (NYSE:KMT) to acquire the outstanding shares of JLK that Kennametal does not already own following a cash tender offer to be made by JLK for its shares.

JLK sells a broad range of metalworking consumables and related products, including a full line of cutting tools, carbide and other metalworking inserts, abrasives, drills, machine tool accessories and other industrial supplies. The company markets to the needs of the small- and medium-sized customers through its direct marketing catalog and showroom programs and serves medium- and large-sized industrial manufacturers through integrated industrial supply programs and distributor-based direct field sales.

                                     # # # #

This release contains "forward looking statements" as defined by Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the extent that the economic conditions in the United States and, to a lesser extent, Europe are not sustained, risks associated with integrating businesses and restructuring actions, demands on management resources and competition. The company undertakes no obligation to publicly release any revisions to forward-looking statements to reflect events or circumstances occurring after the date hereof.

Disclosure materials, including a tender offer statement describing the merger agreement and the structure of the transaction, will be filed with the Securities and Exchange Commission (SEC) and transmitted to the minority shareholders of JLK for their careful review. Investors and security holders of JLK are urged to read these disclosure materials when they become available because they will contain important information. When these and other documents are filed with the SEC, they may be obtained for free at the SEC's website at www.sec.gov. Copies of these documents, when available, may also be obtained free of charge from Kennametal and JLK by directing requests to David T. Cofer at the executive headquarters of the companies (724-539-5000).

                                      -End-

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KENNAMETAL INC.



Date: September 12, 2000                          By: /s/ FRANK P. SIMPKINS
                                                      ------------------------
                                                      Frank P. Simpkins
                                                      Corporate Controller and
                                                      Chief Accounting Officer